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                                                                   EXHIBIT 4.1.9

                          NINTH SUPPLEMENTAL INDENTURE

         Ninth Supplemental Indenture (this "Ninth Supplemental Indenture"), dated as of December 6, 1999, among the Company (as defined in the Indenture referred to herein), the Guarantors (as defined in the Indenture referred to herein) party to the Indenture referred to herein and U.S. Trust Company, National Association, as trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of July 31, 1998, as supplemented by the First Supplemental Indenture dated September 30, 1998; the Second Supplemental Indenture dated December 21, 1998; the Third Supplemental Indenture dated January 14, 1999; the Fourth Supplemental Indenture dated April 20, 1999; the Fifth Supplemental Indenture dated June 7, 1999; the Sixth Supplemental Indenture dated September 27, 1999; the Seventh Supplemental Indenture dated October 1, 1999; and the Eighth Supplemental Indenture dated October 8, 1999 (as supplemented, the "Indenture"), providing for the issuance of 12% Senior Subordinated Notes due 2005 (the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances, the Company and the Guarantors may execute and deliver to the Trustee a supplemental indenture in order to cure any ambiguity, defect or inconsistency in the Indenture so long as such action does not adversely affect the interests of any Holder (as defined in the Indenture); and

         WHEREAS, pursuant to Section 9.1 of the Indenture, the Trustee is authorized to execute and deliver this Ninth Supplemental Indenture;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree as follows:

         1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. Name Changes. The Indenture shall hereby be amended to reflect the following name changes:

                  (a) HDA Parts System, Inc., an Alabama corporation, shall hereinafter be referred to as "FleetPride, Inc." or the "Company";

                  (b) City Truck Holdings, Inc., a Delaware corporation and a Guarantor under the Indenture, shall hereinafter be referred to as "FleetPride Corporation"; and



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                  (c)      Fleetpride, Inc., a Delaware corporation and a
                           Guarantor under the Indenture, shall hereinafter be referred to as "FleetPride of Agawan, Inc."


         3. THIS NINTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

         4. Counterparts. The parties may sign any number of copies of this Ninth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

                            (signature page follows)

                                        2

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         IN WITNESS WHEREOF, the parties hereto have caused this Ninth
Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                                 FLEETPRIDE, INC. (formerly known as HDA PARTS
                                    SYSTEM, INC.), an Alabama corporation


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 CITY TRUCK AND TRAILER PARTS OF ALABAMA,
                                    INC., an Alabama corporation


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President


                                CITY TRUCK AND TRAILER PARTS OF ALABAMA,
                                    L.L.C., an Alabama limited liability company

                                FLEETPRIDE, INC., as sole member


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 CITY TRUCK AND TRAILER PARTS OF TENNESSEE,
                                    INC., a Tennessee corporation


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President


                                 CITY FRICTION, INC., an Alabama corporation


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President


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                                 TRUCK & TRAILER PARTS, INC., a Georgia
                                    corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 FLEETPRIDE CORPORATION (formerly known as CITY
                                    TRUCK HOLDINGS, INC.) a Delaware corporation as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 TRUCKPARTS, INC., a Connecticut corporation,
                                    as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Chief Executive Officer


                                 ASSOCIATED BRAKE SUPPLY, INC., a California
                                    corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President


                                 ASSOCIATED TRUCK CENTER, INC., a California
                                    corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President



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                                 ASSOCIATED TRUCK PARTS OF NEVADA, INC., a
                                    Nevada corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President


                                 ONYX DISTRIBUTION, INC., a California
                                    corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President


                                 FREEWAY TRUCK PARTS OF WASHINGTON, INC., a
                                    Washington corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President


                                 TISCO, INC., a California corporation, as
                                    Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President



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                                 TISCO OF REDDING, INC., a California
                                    corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President


                                 ACTIVE GEAR, L.L.C., a Washington limited
                                     liability company, as Guarantor

                                 FLEETPRIDE, INC., as a sole member


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 SUPERIOR TRUCK & AUTO SUPPLY, INC.,
                                    a Massachusetts corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: Vice President


                                 QDSP HOLDINGS, INC., a Delaware corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 QUALITY DISTRIBUTION SERVICE PARTNERS,
                                 INC., a Delaware corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


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                                 AUTOMOTIVE SALES COMPANY, INC., a Delaware
                                 corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 CB ACQUISITION SUB, INC., a Delaware
                                    corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 CITY SPRING WORKS, INC., a Delaware
                                    corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 FLEETPRIDE OF AGAWAM, INC. (formerly known as FLEETPRIDE, INC.), a Delaware corporation, as
                                    Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 FOUR-T SALES & SERVICE, INC., a Nebraska corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President



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                                 HOLT INCORPORATED, a Delaware corporation, as
                                    Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 NEW ENGLAND TRUCK & AUTO SERVICE, INC., a
                                 Massachusetts corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 PARTS DISTRIBUTING COMPANY, LTD., a Texas
                                    limited partnership, as Guarantor

                                 PARTS MANAGEMENT COMPANY, as General Partner


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 PARTS HOLDINGS COMPANY, a Nevada corporation,
                                    as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 PARTS MANAGEMENT COMPANY, a Texas
                                    corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


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                                 POWER EQUIPMENT INTERNATIONAL, INC., a Texas
                                    corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 POWER EXPORT DISTRIBUTING COMPANY, a Texas
                                    corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 SLM POWER GROUP, INC., a Delaware corporation,
                                    as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 SPECIALIZED SALES & SERVICE, INC., an Oregon corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


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                                 TBS, INCORPORATED, an Arizona corporation, as
                                 Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 TRUCK CITY PARTS, INC., a Delaware corporation,
                                    as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 STATS REMANUFACTURING CENTER, INC., a
                                 Nebraska corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 UNIVERSAL JOINT SALES COMPANY, INC., a
                                 Delaware corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 WHEATLEY TRUCK PARTS, INC., a Delaware
                                 corporation, as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President



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                                 WHEELS AND BRAKES, INC., a Georgia corporation,
                                    as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 SPECRITE BRAKE COMPANY, a Georgia corporation,
                                    as Guarantor


                                 By: /s/ JOHN J. GREISCH
                                    -------------------------------------------
                                    Name:  John J. Greisch
                                    Title: President


                                 U.S. TRUST COMPANY, NATIONAL ASSOCIATION,
                                    as Trustee


                                 By: /s/ GARRETT P. SMITH
                                    -------------------------------------------
                                    Name:  GARRETT P. SMITH
                                    Title: Assistant Vice President